UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2005
ROYAL GOLD, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-5664	84-0835164
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)
1660 Wynkoop Street, Suite 1000, Denver, Colorado 80202-1132
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code: (303) 573-1660
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On September 21, 2005, Royal Gold, Inc. (“Royal Gold”) entered into an underwriting agreement (the “Underwriting Agreement”) with HSBC Securities (USA) Inc., as representative of the underwriters identified therein (the “Underwriters”). The Underwriting Agreement relates to the issuance and sale by Royal Gold of 2,000,000 shares (the “Shares”) of common stock, par value $0.01 per share (“Common Stock”), plus an option exercisable by the Underwriters for an additional 300,000 shares of Common Stock to cover over-allotments, if any. The price per Share to the Underwriters is $24.70 per Share, and the Underwriters will initially offer the Shares to the public at $26.00 per Share. The offering of the Shares was made under Royal Gold’s shelf registration statement on Form S-3 (Registration No 333-111490) (the “Registration Statement”), including a prospectus dated July 14, 2004, as supplemented by a prospectus supplement dated September 22, 2005, which prospectus supplement was filed with the Securities and Exchange Commission on September 22, 2005. The Shares are expected to be delivered to the Underwriters on September 26, 2005.
The Underwriting Agreement contains customary representations, warranties and covenants by Royal Gold, conditions to closing and indemnification provisions. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the contents thereof are incorporated herein by reference.
Item 8.01. Other Events
On September 22, 2005, Royal Gold issued a press release announcing the pricing of the underwritten public offering of the Shares pursuant to the Registration Statement. A copy of the press release dated September 22, 2005 is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents thereof are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits.

Exhibit No.

1.1	Underwriting Agreement, dated September 21, 2005, between Royal Gold, Inc. and HSBC Securities (USA) Inc., as representative of the underwriters identified therein.

99.1	Press release dated September 22, 2005.

99.2	Opinion of Hogan & Hartson L.L.P. relating to the Shares.

99.3	Form of Employment Contract (together with Schedule of Certain Executive Officers Parties Thereto).

99.4	Royalty Assignment and Agreement, effective as of December 26, 2002, between High Desert Mineral Resources, Inc. and High Desert Gold Corporation.

99.5	Royalty Assignment, Confirmation, Amendment, and Restatement of Royalty, and Agreement, dated as of November 30, 1995, among Barrick Bullfrog Inc., Barrick Goldstrike Mines Inc. and Royal Hal Co.

99.6	Amendment to Royalty Assignment, Confirmation, Amendment, and Restatement of Royalty, and Agreement, effective as of October 1, 2004, among Barrick Bullfrog Inc., Barrick Goldstrike Mines Inc. and Royal Hal Co.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL GOLD, INC.
Date: September 22, 2005	By:	/s/ Karen P. Gross
Karen P. Gross
Vice President & Secretary

Exhibit Index

Exhibit No.

1.1	Underwriting Agreement, dated September 21, 2005, between Royal Gold, Inc. and HSBC Securities (USA) Inc., as representative of the underwriters identified therein.

99.1	Press release dated September 22, 2005.

99.2	Opinion of Hogan & Hartson L.L.P. relating to the Shares.

99.3	Form of Employment Contract (together with Schedule of Certain Executive Officers Parties Thereto).

99.4	Royalty Assignment and Agreement, effective as of December 26, 2002, between High Desert Mineral Resources, Inc. and High Desert Gold Corporation.

99.5	Royalty Assignment, Confirmation, Amendment, and Restatement of Royalty, and Agreement, dated as of November 30, 1995, among Barrick Bullfrog Inc., Barrick Goldstrike Mines Inc. and Royal Hal Co.

99.6	Amendment to Royalty Assignment, Confirmation, Amendment, and Restatement of Royalty, and Agreement, effective as of October 1, 2004, among Barrick Bullfrog Inc., Barrick Goldstrike Mines Inc. and Royal Hal Co.